Supplement Dated August 31, 2009 to your Prospectus

333-72042	PremierSolutions — Standard (Series A-II)

333-151805	Premier Innovations — (Series II)

Supplement Dated August 31, 2009 to your Prospectus

Legg Mason Fund Name Changes

Pending board approval in August, the following funds will be renamed as listed below with an effective date of October 5, 2009.

CURRENT NAME	NEW NAME
Legg Mason Partners Mid Cap Core Fund - Class A	Legg Mason ClearBridge Mid Cap Core Fund - Class A
Legg Mason Partners Small Cap Growth Fund - Class F1	Legg Mason ClearBridge Small Cap Growth Fund - Class F1

As a result of the change, all references in the prospectus to the above listed as “Current Name” Funds will be deleted and replaced with the above listed as “New Name” Funds.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE